SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------



                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





       Date of Report (Date of earliest event reported): February 19, 1998





                     HEALTH AND RETIREMENT PROPERTIES TRUST
               (Exact name of registrant as specified in charter)




       Maryland                     1-9317                    04-6558834
    (State or other            (Commission file             (IRS employer
    jurisdiction of                number)               identification no.)
    incorporation)


 400 Centre Street, Newton, Massachusetts                          02158
 (Address of principal executive offices)                        (Zip code)


Registrant's telephone number, including area code:  617-332-3990


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Item 7.  Financial Statements, Pro Forma Financial Information
                  and Exhibits.


(c) Exhibits.


         1.1 Supplemental Purchase Agreement dated February 18, 1998 between Health and Retirement Properties Trust and Merril Lynch & Co. pertaining to $50,000,000 in principal amount of Remarketed Reset Notes Due July 9, 2007.

         4.1 Form of Supplemental Indenture dated as of February 23 , 1998 between Health and Retirement Properties Trust and State Street Bank and Trust Company pertaining to $50,000,000 in principal amount of Remarketed Reset Notes Due July 9, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    HEALTH AND RETIREMENT PROPERTIES TRUST



                                    By:  /s/ Ajay Saini
                                        Ajay Saini
                                        Treasurer and Chief Financial Officer

Date: February 19, 1998